REAL ESTATE PROMISSORY NOTE


$4,000,000.00                                               November 30, 1998


LENDER: FIRST UNION NATIONAL BANK, (hereinafter termed "Lender"), P.O. Box 1000, Orlando, Florida 32802

BORROWER:         FEATHERLITE,  INC.,  formerly  known  as  FEATHERLITE  MFG.,
                  INC.  (hereinafter  termed "Borrower"), 1550 Dolgner Place,
                  Sanford, Florida 32771


BORROWER REPRESENTS HEREWITH THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR THE FOLLOWING PRIMARY PURPOSE:

[X]BUSINESS; [ ]PERSONAL; [ ]FAMILY OR HOUSEHOLD; [ ]AGRICULTURAL

         FOR VALUE RECEIVED: to wit, money loaned, the Borrower, jointly and severally (if more than one), promises to pay to the order of Lender at its Orlando, Florida office set forth above, or wherever else Lender may specify, the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), together with interest on the principal balance from time to time remaining unpaid in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of payment, said principal and interest to be paid over a term, at the rate, and in the manner following, to wit:

CONTRACT RATE     1-month LIBOR plus 1.8% ("LIBOR-Based Rate"). "LIBOR" is the
OF INTEREST       rate for U.S. dollar deposits of that many months maturity as reported on Telerate page 3750 as of 11:00 a.m., London time, on the second London business day before the relevant Interest
                  Period begins (or if not so reported, then as determined by Bank from another recognized source of interbank quotation).
                  The unpaid principal balance of this Note shall bear interest from the date hereof at the LIBOR-Based Rate, as determined by Lender prior to the commencement of each consecutive interest period during the term of the Note ("Interest Rate"). Each interest period will begin on and include the date an interest payment is due as provided in the Repayment Terms paragraph and end on but exclude the date the next payment is due, with the first interest period commencing as of the date of closing
                  (each an "Interest Period"). Upon determination by Lender of the Interest Rate for any Interest Period, such Interest Rate shall remain in effect for the entire Interest Period until redetermined for the next successive Interest Period.

REPAYMENT         Interest only on the principal amount from time to time unpaid
TERMS             hereunder shall be due and payable monthly on the 1st day of each month, commencing January 1, 1999 and ending June 1, 1999. Commencing on July 1, 1999, this Note shall be due and payable in principal payments as set forth in Schedule A attached hereto and made a part hereof together with accrued interest thereon on the date each principal payment is due.
                  All remaining principal and interest shall be due and payable on December 1, 2003.


         Privilege is reserved to prepay this Note in whole or in part without penalty, premium or fee. Any prepayment shall be applied to the principal balance in the inverse order of maturity.

         Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder.

         Borrower agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days of the date on which it is due; provided, however, the amount of such late charge shall not exceed $1,000.00. At Lender's option, commencing with and continuing for so long as this Note is in Default (as such term is hereinafter defined), interest shall accrue at the Contract Rate of Interest plus 3% per annum. Further, upon Borrower's default, and where Lender deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance or to otherwise protect its interests hereunder, then Borrower agrees to pay Lender's reasonable attorneys' and paralegal fees and costs (including appellate costs, if any) and collection costs. Liability for reasonable attorneys' and paralegal fees and costs shall exist whether or not any suit or proceeding is commenced.

         Interest is computed on the basis of a 360 day year for the actual number of days in the interest period (the "Actual/360 Computation") unless indicated below. All payments received during normal banking hours after 2:00 P.M. shall be deemed received at the opening of the next banking day.

         Lender's Actual/360 Computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate.

         At Lender's option, any repayments of this Note, other than by U.S. currency, will not be credited to the outstanding loan balance until Lender receives collected funds.

         The term "Obligations" when used herein shall mean and refer to the obligations of Borrower to pay all sums and perform all obligations of Borrower required under this Note, the Lender's commitment letter, the Security Documents (as such are hereinafter defined), and any other loan document executed by Borrower in connection with this transaction, including any interest rate swap agreement between Borrower and Lender.

         Borrower indemnifies Lender against Lender's loss or expense in employing deposits as a consequence (a) of Borrower's failure to make any payment when due under this Note, or (b) any payment, prepayment or conversion of any loan on a date other than the last day of the Interest Period ("Indemnified Loss or Expense"). The amount of such Indemnified Loss or Expense shall be determined by Lender based upon the assumption that Lender funded 100% of that portion of the loan in the London interbank market.

                                   COLLATERAL

         As further inducement to Lender to make such a loan to Borrower, Borrower has executed and delivered to Lender a Mortgage and Security Agreement and other documents, including a Construction Loan Agreement if the proceeds of this Note are used for construction purposes (hereinafter together referred to as the "Security Documents") encumbering certain real property located in Seminole County, Florida and other property as more particularly described therein ("Collateral"). The Security Documents set forth terms and provisions which may constitute grounds for acceleration of the indebtedness represented by this Note, and additional remedies in the event of a Default hereunder.

         The Collateral provided by Borrower to secure this Note shall, at all times, be at Borrower's risk. The loss, injury to, or destruction of the Collateral shall not release Borrower from payment or other performance hereof.

         Upon any transfer of this Note, the Lender may deliver the Collateral, or any part thereof, to the transferee, as well as any subsequent holder hereof who shall thereupon become vested with all the power and rights herein given to the Lender in respect to the property so transferred and delivered; and the Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to the Collateral so transferred but with respect to any portion of the Collateral not so transferred, the Lender shall retain all rights and powers hereby given.

         With prior written consent of Lender, which Lender may withhold in its sole and absolute discretion, other Collateral may be substituted for the original Collateral herein, in which event all rights, duties, obligations, remedies and interests provided for, created or granted shall apply fully to such substitute Collateral.

         Upon the occurrence of any Default (as such term is hereinafter defined), Lender is herewith expressly authorized to exercise its right of set-off or bank lien as to any monies deposited in demand, checking, time, savings or other accounts of any nature maintained in and with it by Borrower, without advance notice. Said right of set-off may also be exercised and applicable where Lender is indebted to any signer hereof by reason of any certificate of deposit, note or otherwise.

                                EVENTS OF DEFAULT

         Borrower shall be in default (herein referred to as a "Default") under this Note upon the happening of any of the following events, circumstances or conditions, namely:

         (1) Default in the payment or performance of any of the Obligations provided hereunder or in connection herewith, or any other obligations of Borrower or any affiliate (as such term is defined in 11 U.S.C. 101(2), hereinafter "Affiliate") of Borrower or any endorser, guarantor or surety for Borrower, to Lender or any affiliate of Lender, howsoever created, primary or secondary, whether direct or indirect, absolute or contingent now or hereafter existing, due or to be become due, or of any other covenant, warranty, or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty or surety, or any other document executed by Borrower in conjunction herewith; or

         (2) If any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower, or any guarantor, endorser, or surety for Borrower in connection with this Note or to induce Lender to make a loan to Borrower was false in any material respect when made or furnished, or has become materially false, if such warranty, representation or statement of Borrower or any guarantor, endorser or surety for Borrower was ongoing in nature; or

         (3) Dissolution, termination of existence, insolvency, business failure, appointment of a receiver, custodian, or trustee for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, Borrower or any endorser, guarantor, or surety for Borrower; or

         (4) If Borrower, or any guarantor, endorser, or surety for Borrower shall allow the acquisition of: (i) substantially all of the business or assets of Borrower, or of any guarantor or surety for Borrower, (ii) a material portion of Borrower's business assets if such a sale is outside Borrower's ordinary course of business, (iii) more than 50% of the outstanding stock, voting power or general partnership interest, of Borrower in a single transaction or a series of transactions, (iv) the acquisition by Borrower or Borrower's general partner of substantially all of the business or assets, or more than 50% of the outstanding stock or voting power, or controlling general partnership interest of any other entity, or (v) the entry by Borrower or Borrower's general partner into any transaction of merger or consolidation without prior written consent of Lender; or

         (5) Failure of Borrower or any endorser, guarantor or surety for Borrower to maintain its partnership or corporate (as the case may be) existence in good standing; or

         (6) The entry of any monetary judgment or the assessment and/or filing of any tax lien, against Borrower, or any endorser, surety, or guarantor, exceeding $50,000.00 in amount, or the issuance of any writ of garnishment, judicial seizure of, or attachment against, any property of, debts due or rights of, Borrower, or any endorser, surety or guarantor, specifically including commencement of any action or proceeding to seize monies of Borrower, or any endorser, surety or guarantor on deposit in any bank account with Lender; or

         (7) If the Borrower, or any endorser, guarantor, or surety for Borrower shall be a debtor, either voluntarily or involuntarily, under (and as the term debtor is defined in) the Bankruptcy Code, or should the Borrower be generally not paying its debts as such debts become due; or

         (8) Failure of the Borrower, or endorsers, guarantors or sureties to furnish financial statements or other financial information required by Lender; or

         (9) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any Collateral or the assertion or making of any levy, seizure, mechanic's or materialman's lien or attachment thereof or thereon.

                               REMEDIES ON DEFAULT

         Upon the occurrence of any of the foregoing events, circumstances or conditions of Default, and subject to any applicable notice and cure period provided in this Note, all of the Obligations evidenced herein and secured hereby shall at the option of the Lender, immediately be due and payable without notice. Further, Lender shall then have all the rights and remedies of a "secured party" under the Uniform Commercial Code, as adopted by the State of Florida.

         Without limitation thereto, and subject to any applicable notice and cure period provided in this Note, Lender shall have the following specific rights and remedies:

         (1) To take immediate possession of the Collateral without notice or resort to legal process, and for such purpose, to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom, or at its option, to render the Collateral unusable. Further, also at its option, Lender may dispose of the Collateral on Borrower's premises.

         (2) To require Borrower to assemble the Collateral and make it available to Lender at a place to then be designated by Lender, which is reasonably convenient to both parties.

         (3) To dispose of the Collateral as allowed by the Uniform Commercial Code, as adopted by the State of Florida, in any County or place selected by Lender, at either private or public sale (at which public sale Lender may be the purchaser) with or without having the Collateral physically present at said site.

         (4) To make or have made any repairs deemed necessary or desirable at time of repossession, possession or sale, the cost of which is to be charged against Borrower.

         (5)      To foreclose the Mortgage.

         (6) To exercise its rights of set-off by applying any monies of Borrower on deposit with Lender toward payment of the Obligations evidenced or referred to herein or secured hereby, without notice. If any process is issued or ordered to be served on Lender, seeking to seize Borrower's rights and/or interest in any bank account maintained with Lender, the balance in any said account shall immediately be deemed to have been and shall be set-off against any and all Obligations of Borrower to Lender, as of the time of issuance of any such writ or process, whether or not Borrower and/or Lender shall then have been served therewith.

         (7) To apply the proceeds realized from the disposition of the Collateral to satisfy the following items, in the order here listed:

         (a) The cost of reimbursing any person whose interest in the premises is physically damaged by the entry and removal of the Collateral, upon Borrower's failure to do so; then next to

         (b) The expenses of taking, removing, holding for sale, repairing or otherwise preparing for sale and selling of said Collateral specifically including the Lender's reasonable attorneys' fees (including paralegal fees or appellate costs, if any) and both legal and collection expenses; then next to

         (c) The expense of liquidating any liens, security interests, paralegal fees, attachments or encumbrances superior to the security interests herein created or described; then next to

         (d)  All accrued but unpaid late charges and interest; and finally to

         (e) The unpaid principal hereunder and any other debt owed to Lender by any signer hereof.

         Any surplus, after the satisfaction of the foregoing items (a) through
(e) shall be paid to Borrower or to any other party lawfully entitled thereto and known to Lender. Further, if proceeds realized from the disposition of Collateral shall fail to satisfy any of the foregoing items (a) through (e), Borrower shall forthwith pay the deficiency balance to Lender.

         Provided, however, Lender shall give Borrower thirty (30) days written notice of any non-monetary default before pursuing any remedy against Borrower.

         Any judgment entered in connection with this Note shall bear interest on the judgment amount at the highest rate of interest permitted under Chapter 687, Florida Statutes, or any future successor or similar statute. All parties liable for the payment of this Note agree to pay the Lender reasonable attorneys' and paralegal fees and costs for the services and expenses of counsel employed after maturity or Default to collect this Note (including any appeals relating to such enforcement proceedings), or to protect or enforce the security hereto, whether or not suit be brought.

         Borrower hereby agrees that, in consideration of the Lender funding the loan evidenced by this Note, in the event that the Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the United States Code, as amended ("Title 11"); (ii) be the subject of any order for relief issued under Title 11; (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to insolvency or bankruptcy, or other relief from creditors for debtors; (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator; (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to insolvency or bankruptcy, or other relief from creditors for debtors, the Lender shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Lender under this Note and the Security Documents, and as otherwise provided by law.

         The remedies of Lender as provided herein and in any of the Security Documents shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

                               GENERAL PROVISIONS

         No waivers, amendments or modifications of this Note shall be valid unless in writing. Further, this Note shall be governed by and construed under the laws of the State of Florida. All terms and expressions contained herein which are defined in the Uniform Commercial Code of the State of Florida shall have the same meaning herein as in said Articles of said Code. No waiver by Lender of any Default(s) shall operate as a waiver of any other Default or the same Default on a future occasion. All rights of Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of Borrower shall bind its heirs, executors, administrators, successors and/or assigns.

         If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. "Note" refers to the entire promissory note herein. In the case of conflict between the terms of this Note and the Security Documents, or any Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, the Security Documents, then the Commitment Letter.

         In the event any provision(s) of this instrument shall be left blank or incomplete, Borrower hereby authorizes and empowers Lender to supply and complete the necessary information as a ministerial task consistent with the understanding between the parties.

         Borrower warrants that Borrower does not have either a "record" or reputation for violating laws of the United States or of any State relating to liquor (as referred to in 18 U.S.C.A. 3617, et seq.) or narcotics and/or any commercial crimes.

         Borrower shall be liable for all documentary and intangible taxes assessed at closing or from time to time during the life of the transaction.

         Borrower and all sureties, endorsers and guarantors of this Note hereby: (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice (except as may be expressly set forth in this Note or any Guaranty), filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against the Collateral; (b) agree to any substitution, exchange, addition or release of any of the Collateral, or the addition or release of any party or person primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against Borrower or any other person or party to become liable hereunder or any Collateral in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of the foregoing, and (except for an express written release by Lender of any such person), Borrower, all sureties, endorsers and guarantors of this Note shall be and remain jointly and severally, directly and shall primarily, liable for all sums due under this Note.

         As used herein, the words, "Borrower" and "Lender" shall be deemed to include Borrower and Lender as defined herein and their respective heirs, personal representatives, successors and assigns.

         Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of, or relating to this Note or the Security Documents between the parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

         All arbitration hearings shall be conducted in the city in which the office of Lender first stated above is located. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein.

         Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.

         Each party agrees that it shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waives any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute, whether the Dispute is resolved by arbitration or judicially.

         Borrower acknowledges that by agreeing to binding arbitration it has irrevocably waived any right it may have to a jury trial with regard to a Dispute.


         IN WITNESS WHEREOF, the Borrower, on the day and year first written above, has caused this Note to be executed under seal.

                                      FEATHERLITE,  INC.,  formerly  known  as
                                      FEATHERLITE MFG., INC.



                                      By:___________________________________
                                      Name:   Norman B. Allen
                                      Title:  Vice President

Documentary stamps in the amount of $14,000.00 have been affixed to the original Mortgage and Security Agreement of even date herewith which secures this Note.

THIS LOAN IS PAYABLE IN FULL ON NOVEMBER 15, 2003. AT MATURITY BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. BORROWER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS BORROWER MAY OWN, OR BORROWER WILL HAVE TO FIND ANOTHER LENDER WILLING TO LEND THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER THAN THE INTEREST RATE ON THIS LOAN.